                        SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C.  20549


                          -----------------------------


                                    FORM 8-K
                                 Current Report



                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                        Date of Report: July 10, 1996





                     MERCANTILE CREDIT CARD MASTER TRUSTS
             (Exact name of registrant as specified in its charter)



          New York                   33-89380-01               37-0152681
- ----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)


Mercantile Bank of  Illinois
    National Association
    140 West Hawthorne
    Hartford, Illinois                                                 62048
- -----------------------------------------                           ----------
 (Address of principal executive offices)                           (Zip Code)


            Registrant's telephone number, including area code:

                           (618) 251-2035



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ITEM 5. OTHER EVENTS.
        ------------

        The June 1996 Monthly Report to investors was delivered to the trustee of the Mercantile Credit Card Master Trust on July 10, 1996.

ITEM 7. EXHIBITS.
        --------

        The following is filed as an exhibit to this Report.

        Exhibit 1 Monthly Report to Floating Rate Credit Card Participation Certificates, Series 1995-1, investors for the month of June 1996.



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                                 SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                Mercantile Bank of Illinois
                                National Association, Servicer


                            By:     /s/ Daniel J. Trueman
                                    ---------------------
                            Name:   Daniel J. Trueman
                            Title:  Vice President



Date: July 15, 1996




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                           INDEX TO EXHIBITS

Exhibit
Number                  Exhibits
- -------                 --------
   1                    Monthly Report to Floating Rate Credit Card
                        Participation Certificates, Series 1995-1, investors for
                        the month of June, 1996.